                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                TENDER OF ALL OUTSTANDING 6 5/8% NOTES DUE 2003,
         6 3/4% NOTES DUE 2005, 7 3/8% NOTES DUE 2018 AND 7% MANDATORY
  PAR PUT REMARKETED SECURITIES(SM) DUE 2028 IN EXCHANGE FOR NEW 6 5/8% NOTES
    DUE 2003, 6 3/4% NOTES DUE 2005, 7 3/8% NOTES DUE 2018 AND 7% MANDATORY
                   PAR PUT REMARKETED SECURITIES(SM) DUE 2028

                                       OF

                           SIMON PROPERTY GROUP, L.P.


     As set forth in the Prospectus dated November 3, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus") of Simon Property Group, L.P. (f/k/a Simon DeBartolo Group, L.P.) (the "Operating Partnership") under the caption "The Exchange Offer -- How to Tender", and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent must be used to tender any of the Operating Partnership's 6 5/8% Notes due 2003 (the "Original 2003 Notes"),
6 3/4% Notes due 2005 (the "Original 2005 Notes"), 7 3/8% Notes due 2018 (the "Original 2018 Notes," and, together with the Original 2003 Notes and the Original 2005 Notes, the "Original Notes") and 7% MOPPRS(SM) due 2028 (the "Original MOPPRS," and, together with the Original Notes, the "Original Securities"), pursuant to the Exchange Offer, if (i) certificates representing the Original Securities to be tendered for exchange are not lost but are not immediately available, (ii) time will not permit a holder's Letter of Transmittal, certificates representing the Original Securities to be tendered and all other required documents to reach The Chase Manhattan Bank (the "Exchange Agent") prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via manually signed facsimile, to the Exchange Agent as set forth below.


     Terms not otherwise defined herein shall have their respective meanings as set forth in the Prospectus.


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 7,
          1998, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").


                 The Exchange Agent for the Exchange Offer is:

                            THE CHASE MANHATTAN BANK

            By Facsimile:                            By Mail:                     By Hand or Overnight Courier:
          (212) 638-7375 or                  The Chase Manhattan Bank               The Chase Manhattan Bank
           (212) 344-9367                         55 Water Street                        55 Water Street
        Confirm by telephone:                Room 234, North Building               Room 234, North Building
           (212) 638-0828                       New York, NY 10041                     New York, NY 10041
       Contact: Carlos Esteves               Attention: Carlos Esteves              Attention: Carlos Esteves

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Operating Partnership, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the series and principal amount of Original Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- How to Tender."

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender the Original Securities. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Operating Partnership to be necessary or desirable for the perfection of the undersigned's tender.

     Tenders may be withdrawn in accordance with the procedures set forth in the Prospectus. The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Operating Partnership and the Trustee as evidence of the undersigned's tender of Original Securities.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                            PLEASE SIGN AND COMPLETE

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------------------------------------------------------------------------------------------------------------------
Signatures of Registered Holder(s) or                     Date: --------------------------------------------------
Authorized Signatory:
                                                          Address: -----------------------------------------------
--------------------------------------------------------  --------------------------------------------------------
                                                          --------------------------------------------------------
--------------------------------------------------------

Name(s) of Registered Holder(s):                          Area Code and Telephone No.:
--------------------------------------------------------  --------------------------------------------------------
--------------------------------------------------------  --------------------------------------------------------

Series of Original Securities Tendered:                   If Original Securities will be delivered by book-entry
                                                          transfer, complete the following:
--------------------------------------------------------
                                                          Depository Account No. ------------------------------
Principal Amount of Original Securities Tendered:
--------------------------------------------------------
Certificate No.(s) of Original Securities
(if available):
--------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their names appear on certificates for Original Securities or on a security position listing as the owner of Original Securities, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Operating Partnership of such person's authority to so act.

                      Please print name(s) and address(es)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DO NOT SEND ORIGINAL SECURITIES WITH THIS FORM. ORIGINAL SECURITIES SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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GUARANTEE
(NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, a member firm of a registered national securities exchange or of the National Association of
  Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed
  Delivery, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with certificates representing the Original Securities tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Original Securities into the Exchange Agent's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- How to Tender"), and any other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.
-----------------------------------------------------------------------------------------------------------------------------

  Name of Firm: -----------------------------------------         ---------------------------------------------------------
                                                                  Authorized Signature
  Address: ------------------------------------------------
                                                                  Name:------------------------------------------------
-----------------------------------------------------------
                                                                  Title:--------------------------------------------------
  Area Code and
  Telephone No.: -----------------------------------------        Date:--------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
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